BLACKROCK EMERGING MARKETS FUND, INC.

(the “Fund”)

Supplement dated December 14, 2020 to the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund, each dated August 28, 2020, as supplemented to date

On November 11, 2020, the Board of Directors of BlackRock Emerging Markets Fund, Inc. approved the appointment of BlackRock International Limited as a sub-adviser of the Fund (“BIL”), pursuant to a sub-advisory agreement between BIL and BlackRock Advisors, LLC with respect to the Fund. The addition of BIL as a sub-adviser of the Fund is effective on December 14, 2020.

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The section of the Summary Prospectuses entitled “Summary Prospectus — Key Facts About BlackRock Emerging Markets Fund, Inc. — Investment Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Emerging Markets Fund, Inc. — Investment Manager” are deleted in their entirety and replaced with the following:

Emerging Markets Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock Asset Management North Asia Limited and BlackRock International Limited (the “Sub-Advisers”). Where applicable, “BlackRock” refers also to the Sub-Advisers.

The first sentence of the third paragraph of the section of the Prospectuses entitled “Details about the Funds — How Each Fund Invests — Emerging Markets Fund — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

BlackRock and the Fund’s sub-advisers, BlackRock Asset Management North Asia Limited (“BAMNAL”) and BlackRock International Limited (“BIL” and together with BAMNAL, the “Sub-Advisers”), believe that investment opportunities may result from an evolving long term international trend favoring more market oriented economies, a trend that may especially benefit certain countries that have developing capital markets.

The second paragraph of the section of the Prospectuses entitled “Management of the Funds — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BAMNAL, a registered investment adviser organized in 1988, and BIL, a registered investment adviser organized in 1995, are affiliates of BlackRock and each acts as a sub-adviser for Emerging Markets Fund. BlackRock and its affiliates had approximately $7.317 trillion in investment company and other portfolio assets under management as of June 30, 2020.

The fifteenth and sixteenth paragraphs of the section of the Prospectuses entitled “Management of the Funds — BlackRock” are deleted in their entirety and replaced with the following:

BlackRock has entered into separate sub-advisory agreements with the Sub-Advisers, with respect to Emerging Markets Fund, under which BlackRock pays each Sub-Adviser for services it provides for that portion of Emerging Markets Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the respective Board’s approval of the Management Agreement with respect to each Fund and the sub-advisory agreement with BAMNAL with respect to Emerging Markets Fund, is included in the respective Fund’s annual shareholder report for the fiscal year ended October 31, 2019. A discussion of the basis for the Board’s approval of the sub-advisory agreement with BIL with respect to Emerging Markets Fund will be included in Emerging Markets Fund’s annual shareholder report for the fiscal year ending April 30, 2021.

The section of the Prospectuses entitled “For More Information — Funds and Service Providers — Sub-Adviser” is deleted in its entirety and replaced with the following:

SUB-ADVISERS

To BlackRock Emerging Markets Fund, Inc.:

BlackRock Asset Management North Asia Limited

16/F, 2 Queen’s Road Central

Cheung Kong Center

Hong Kong

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8JB

United Kingdom

The eighth and ninth paragraphs of the section of the SAI entitled “Management, Advisory and Other Service Arrangements” are deleted in their entirety and replaced with the following:

With respect to Emerging Markets Fund, BlackRock entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNAL”) and BlackRock International Limited (“BIL” and together with BAMNAL, the “Sub-Advisers”), pursuant to which BlackRock pays each Sub-Adviser for providing services to BlackRock with respect to that portion of Emerging Markets Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under Emerging Markets Fund’s Management Agreement.

Prior to July 1, 2018, BIL served as a sub-adviser to Latin America Fund and received for its services for that portion of Latin America Fund for which it served as sub-adviser a fee from BlackRock equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

Shareholders should retain this Supplement for future reference.

PR2SAI-EM-1220SUP

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